UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2009

FLINT TELECOM GROUP, INC.

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(Exact Name of Registrant as Specified in its Charter)

          Nevada                              0-21069                             36-3574355
                                                           (State or other jurisdiction of                  (Commission                       (I.R.S. Employer
                                                          incorporation or organization)                     File Number)                     Identification No.)

327 Plaza Real, Boca Raton, FL                                                                        33432
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(Address of Principal Executive Offices)                                                           (Zip Code)

(561) 394-2748
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(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Departure of Charles K. Dargan, II and Appointment of Stephen Keaveney as Chief Financial Officer

Charles K. Dargan, II resigned as Chief Financial Officer of Flint Telecom Group, Inc. (the “Company”, “we” or “our”) , effective March 1, 2009 as part of a planned transition after the acquisition of Semotus Solutions, Inc, for which he was the Chief Financial Officer, to Flint.

Also on March 1, 2009, Stephen Keaveney was appointed our Chief Financial Officer.

Pursuant to the terms of his employment, Mr. Keaveney will receive salary in the amount of $180,000 per year and 3,500,000 shares of restricted common stock vesting over a period of four years, such that ¼ of the shares shall vest at the first annual anniversary of the Effective Date, and quarterly thereafter so that 100% of the shares shall be fully vested at his four year anniversary with Flint. Mr. Keaveney will be entitled to participate in all of Flint’s employee benefit plans and Flint shall pay for 100% of the costs to provide him with “family” coverage for medical and dental insurance. If Mr. Keaveney resigns from Flint at any time prior to his four year anniversary, he shall be entitled to all vested shares as of the date of resignation. If his employment is discontinued after the initial term of this agreement or if he is terminated without cause, Mr. Keaveney shall be entitled to receive full vesting of all 3,500,000 shares. The foregoing description of the terms of employment of Mr. Keaveney are qualified in their entirety by reference to the full text of Mr. Keaveney’s Employment Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)           N/A.

                         (b)           N/A.

(c)	N/A

(d)	Exhibits.

Exhibit Number	Description
10.1	Employment Agreement by and among Flint Telecom Group, Inc. and Stephen Keaveney dated March 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.

Date:   March 6, 2009                                                                           By:  /s/ Vincent Browne
Vincent Browne
Chief Executive Officer